Exhibit 99.2

         Third QUARTER 2015  Investor Update

# META MANAGEMENT



## J. TYLER HAAHR

Chairman and Chief Executive Officer, Meta Financial Group

Tyler Haahr has been with Meta Financial Group since March 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



## BRAD C. HANSON

President, Meta Financial Group and MetaBank

Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



## GLEN W. HERRICK

Chief Financial Officer, Meta Financial Group and MetaBank

Glen Herrick was appointed EVP & Chief Financial Officer in October 2013, after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

2

 MetaBank  Retail Bank  Meta Payment Systems  Meta Financial Group        LOANS*  $652M        MPS Deposits*  $1,295M        STRONG ECONOMY IN LOCAL MARKETS        BUSINESS PARTNERS  > NetSpend> Money Network> Blackhawk> Unirush> Many Others    * As of 06/30/2015   WHO WE ARE  3        Accelerating Growth Product/asset Expansion Compliant      Assets*  $2,310M  > IOWA> SOUTH DAKOTA> SPECIALTY LENDING

# WHO WE ARE

## META FINANCIAL GROUP: (NASDAQ: CASH)

- Big company expertise, small company agility

## META PAYMENT SYSTEMS

- A top prepaid card issuer in U.S.
- Robust deposit growth
- New partners being added & existing partners expanding
- New product introductions in 2015

## RETAIL BANK

- Growing community bank in regions with strong economies
- Based in Iowa and South Dakota
- Strong and high quality commercial & ag loan growth
- AFS / IBEX asset acquisition completed in December 2014
    - Platform for nationwide expansion
    - High quality and accelerating loan growth

4

     5          MFG evolution   Community Bank MPS Start-Up Pre-Recession Regulatory Diversification  ($ mil)  2000  2004  2007  2011  2015  Assets   $506  $781  $686  $1,275  $2,310  Mkt Cap   $23  $55  $103  $59  $298  TBV – not rounded  $16.48  $18.98  $18.11  $25.19  $27.01  Net Income  $2.3  $4.0  $1.2  $4.6  $13.4 (9 Mos.)  Events  Expanded to SF  MPS issues first prepaid cards  MPS deposits $243MMetaBank West Central Sale  Consent OrderBegan enhanced compliance & operational multi-year build-out  Consent Order TerminatedAFS AcquiredFt. Knox AnnouncedMPS partners addedMPS deposits $1.3B  Amounts are at year end, September 30, except for 2015 which is at June 30th

# META PAYMENT SYSTEMS

Meta Financial Group

> PREPAID CARD INDUSTRY LEADER WITH PAYMENTS DIVERSIFICATION

> DEPOSIT GROWTH ~ 26% (QTR AVG) OVER PRIOR YEAR

> FEE INCOME UP 17% VS 3Q14

> ADJACENT AND COMPLEMENTARY NEW PRODUCT INTRODUCTIONS

- *Ft. Knox – complementary product in the tax channel
- Faster Money
- New credit products

> STRONG SYSTEMS AND COMPLIANCE INFRASTRUCTURE

*Acquisition pending

6

# META PAYMENT SYSTEMS

Meta Financial Group

## > GROWING EXISTING RELATIONSHIPS

- NETSPEND
- MONEY NETWORK
- BLACKHAWK
- GLOBAL CASH

## > NEW RELATIONSHIPS DRIVING ACCELERATING GROWTH, STRONG PIPELINE

- INCOMM
- UNIRUSH
- STORE FINANCIAL
- HYPERWALLET SYSTEMS
- BERKLEY PAYMENT SOLUTIONS
- UNIVISION

## > 9 OF THE TOP 10 PROGRAM MANAGERS UNDER CONTRACT THROUGH 2019

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         > Successful regional enterprise60 years in business 10 locations in Iowa and South Dakota Growing, profitable operationsLoyal customer base> Diverse customer base Attractive combination of commercial, agricultural & retail> Net Loan growth of 19% ($87M) over the last 12 Months> Expect continued robust loan growth in the next year> Maintained high credit standards resulting in low non-performing assets  Retail bank  8

         Retail bank locations    > South dakotaBrookingsSioux Falls> Iowa Des MoinesStorm Lake            9

# RETAIL BANK - AFS/IBEX ACQUISITION

Meta Financial Group

- 7TH LARGEST U.S. INSURANCE PREMIUM FINANCE COMPANY IN 2014
- LOANS TO COMMERCIAL BUSINESSES FUND THEIR PROPERTY, CASUALTY, AND LIABILITY INSURANCE PREMIUMS. ASSISTED BY > 1,300 INDEPENDENT INSURANCE AGENCIES / BROKERS
    - HIGHER YIELDS THAN ALTERNATIVE INVESTMENTS, PARTICULARLY FOR THE TERM
    - SIGNIFICANT COLLATERALIZATION MINIMIZES CREDIT RISK
    - TYPICALLY 9-10 MONTH TERMS ENSURE RAPID PORTFOLIO TURNOVER AND POTENTIAL FOR RATE INCREASES IN A RISING RATE ENVIRONMENT
    - AGENCIES / BROKERS ARE UNDERWRITTEN TO MITIGATE POTENTIAL FRAUD
- LOANS GREW $17.6 MILLION, OR 19% (38% ANNUALIZED), FROM ACQUISITION IN DECEMBER, 2014 - JUNE 30, 2015, & EXPECTED TO ACCELERATE GOING FORWARD
- SCALABLE PLATFORM WILL SUPPORT ANTICIPATED ROBUST NATIONAL GROWTH
- NEW, SEASONED SALES EXECUTIVES ADDED IN FISCAL THIRD QUARTER OF 2015

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         RECOGNITION  #44 in American Banker Magazine “More double-digit goodness” (June 2015) based on avg. roe over the past 3 years#68 in American Banker Magazine “Top 200 Community Banks and Thrifts” (June 2014) Top 1% based on 3 year ROETop 100 in ABA Banking Journal’s annual Performance Ranking for $1B-$10B banks (2014)Second largest Prepaid card issuer in the U.S. ranked by purchase volume – The Nilson Report (2014)Top 40 of ACH originators in 2014 (nacha 2015)Top 30 of ACH receivers in 2014 (nacha 2015)Added to Russell 2000 Index (RTY) in June 2013Added to NASDAQ’s ABA Community Bank Index (ABQI) in December 2013  Meta Financial Group  11

         Strategic Goals  Grow organically and by acquisition to achieve scaleDiversify business linesStrengthen balance sheet and grow revenueCreate a more strategic asset mixHire and develop the right people in the right rolesscalable operating infrastructureVertically integrate to gain more of the economic value chain  12

# GROWTH DRIVERS

Meta Financial Group

## > OPTIMIZE SYNERGIES: RETAIL BANK AND MPS

- Strong loan growth in local markets and AFS/IBEX
- Low cost deposits feed increasingly diverse asset mix
- Rising rates expected to increase yields while funding costs remain low
- MBS portfolio ($666M) yields & income expected to increase as rates rise
  - As of June 30, 2015 yield book projects income increases of $4.4M, $5.8M, & $6.8M in a +50, +100, and +200 parallel
- Portfolio restructuring in 3Q15, expected to increase taxable equivalent income by ~ $1.6M annually

## > LEVERAGE MPS LEADERSHIP IN PAYMENTS INDUSTRY

- Increasing market share organically and with new partners
- Emergent leader in "virtual cards" for electronic settlements
- Sponsors ~65% of U.S. "white label" ATMs
- 42 patents with over a dozen pending

## > RETAIL BANK ENTRANCE INTO SPECIALTY LENDING

- Completed AFS/IBEX asset acquisition in December 2014
  - Hired executive sales staff and other producers for AFS/IBEX in 3Q15
- Pending partnership with a health care financing company provides another loan portfolio of historically limited credit risk & solid yields

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# COMPLIANCE AND OVERSIGHT SYSTEMS

Meta Financial Group®

> EARLY ADOPTER OF SOPHISTICATED COMPLIANCE SYSTEMS

> OCC CONSENT ORDER REMOVED IN AUGUST 2014

> FEDERAL RESERVE BANK CONSENT ORDER REMOVED IN MAY 2015

> INVESTMENTS IN MPS PROGRAM DESIGN, TRAINING AND TECHNOLOGY

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- Shifted focus to business development opportunities, while maintaining continuous improvement mindset on systems and compliance

> HIGH COMPETITIVE BARRIERS TO ENTER PREPAID INDUSTRY

- Expertise, Capital, Compliance
- Operational infrastructure
- High start-up costs

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# INTEREST RATE RISK MANAGEMENT

Meta Financial Group

> POSITIVELY LEVERAGED FOR HIGHER RATE ENVIRONMENT

> OCI VOLATILE RELATIVE TO PEERS

- GAAP DOES NOT CAPTURE BALANCE SHEET TRUE VALUE, PARTICULARLY LOW AND NO-COST DEPOSITS
- META MARK INCLUDES ~65% OF ASSETS (SECURITIES) VS. TYPICAL "PEER" AT ~20%

> EXPECTATION FOR CONTINUED, INCREASING NET INTEREST MARGIN (NIM)

- AFS/IBEX LOANS (WTD AVG RATE > 8.75%, AVG MATURITIES < 6 MOS) SHOULD ADJUST HIGHER IF RATES RISE
- AFS CONTINUED LOAN GROWTH AND ADDITION OF EXPERIENCED SALES EXECUTIVES
- RESTRUCTURED A PORTION OF SECURITIES PORTFOLIO THAT NEGATIVELY AFFECTED MARGIN AND INCOME IN 3Q15 BUT IS EXPECTED TO ADD ~$1.6M IN ANNUAL TAXABLE EQUIVALENT INCOME GOING FORWARD

> REINVESTMENT OPPORTUNITY LEADING TO INCREASED NIM EXPANSION IN AN UP-RATE ENVIRONMENT

- SECURITIES CASH FLOW AND NEW MPS DEPOSITS DEPLOYED AT HIGHER RATES
- MBS PORTFOLIO YIELDS & INCOME EXPECTED TO INCREASE AS RATES RISE. YIELD BOOK PROJECTS INCOME INCREASES, AS OF JUNE 30, 2015, IN A +50 AND +100 PARALLEL, INSTANTANEOUS INTEREST RATE SHOCK OF $4.4M AND $5.8M, RESPECTIVELY

> DEPOSIT FUNDING COST TO REMAIN AT LOW LEVELS DUE TO CONCENTRATION OF MPS-RELATED NON-INTEREST BEARING DEPOSITS

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         > Capital enhancementsRecent $26 million private placement supporting pending Fort Knox acquisition2014-15 ATM net proceeds of $25.4 million to support growth$61.0 million in 2012-13 via private placements and an ATM offering> Maintain strong capital ratio goalsCommon equity tier 1 capital at least 8%Risk-based over 15%> Prudent Capital management, flexibility to source future needs  Capital Management  16

# MFG FINANCIAL HIGHLIGHTS

Meta Financial Group

## > NET INCOME

- $13.4M IN FISCAL 2015 (9 MONTHS THRU 06/30/15)
- ADJUSTED $14.9M*, +19% VS. FY14 SAME PERIOD

## > EARNINGS PROFILE

- ANNUALIZED ROAA OF 0.78% AND ANNUALIZED ROAE OF 9.07%
- ADJUSTED* ANNUALIZED ROAA AND ROAE OF 0.87% AND 10.04%
- BUSINESS DEVELOPMENT & IMPLEMENTATION COSTS FROM NEW AGREEMENTS & PRODUCTS BEING INCURRED FOR FUTURE REVENUE THAT HISTORICALLY LAGS 9-12 MONTHS AFTER IMPLEMENTATION

## > VERY STRONG ASSET QUALITY

- NPAS MARKEDLY LOWER THAN PEER GROUP AT 0.33% OF TOTAL ASSETS

*$(1.5)M Loss on sale of securities, $(.8)M acquisition costs, $(0.8)M Amortization Expense and $0.9M ins. claim reimbursements less applicable taxes

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Earnings power while growing equity      18

         Income statement ($000s)  * Includes $11.4M gain on sale of GNMA Securities** Includes $2.4M gain on sale of securities*** Includes $(1.5)M loss on sale of securities, $(.8)M acquisition costs, $(0.8)M Amortization Expense and $0.9M ins. claim reimbursements.   Meta Financial Group  FY10  FY11  FY12*  FY13**  FY14  3Q14 YTD  3Q15 YTD***  Net Interest Income After Provision   17,299    34,034    32,685   36,022  45,112  33,359  42,176  Total Non Interest Income   97,444    57,491    69,574   55,503  51,738  39,131  43,068  Compensation and Benefits   32,529    30,467    31,104   34,106  38,155  28,288  34,324  Card Processing Expense   38,242    23,286    17,373    15,584   15,487  11,668  12,374  All Other Expense   24,159    29,509   26,986  24,713   24,589  17,685  23,608  Net Income Before Taxes   19,813    8,263   26,796   17,122   18,619  14,849  14,939  Income Tax Expense   7,420    3,623    9,682    3,704   2,906  2,500  1,523  Net Income   12,393    4,640    17,114    13,418   15,713  12,349  13,416  19

           Total revenue      * Includes $11.4M gain on sale of GNMA Securities** Includes $2.4M gain on sale of securities*** Includes $(1.5)M loss on sale of securities, $(1.6)M acquisition costs, $(0.7)M Amortization Expense and $0.9M ins. claim reimbursements  $ millions  20

         Balance sheet ($000s)     4Q10  4Q11  4Q12  4Q13  4Q14  3Q14  3Q15  Cash And Cash Equivalents  94,248  132,149  106,067  73,733  100,159  75,120  79,460  Investments and MBS   511,011  615,320  998,826  1,176,811  1,320,364  1,319,198  1,516,948  Loans Receivable Net  369,563  314,484  329,689  364,100  484,690  450,628  634,513  Other Assets  64,037  64,825  61,412  98,760  96,555  143,662  117,161   Assets  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768  1,988,608  2,348,081                  Total Deposits  855,383  969,978  1,274,867  1,405,294  1,541,539  1,513,179  1,804,247  Other Liabilities  112,761  77,721  112,355  172,295  289,717  314,296  329,263  Shareholders' Equity  70,715  79,079  108,772  135,815  170,512  161,133  214,571   Liabilities and Equity  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768  1,988,608  2,348,081  (Fiscal Quarter Average)  21

         Deposits and cost of funds  deposits - $ mill*  Cost of Funds      22  *Quarter Average

         Total assets*      19.0% CAGR  $ millions  23  *Fiscal Quarter average

         Total net loans*      *Fiscal Quarter average Net of ALLL  $ millions  24

         Non-performing assets      $ millions of non-performing assets  % of total assets  25

         > A Leading issuer of prepaid debit cardsSpringboard into other products and servicesSignificant growth - current partners' expanding & new partners added> Strong capital positionEarnings and access to capital markets to fund our growth objectivesMFG ratio of tier 1 capital to adj. total assets at June 30, 2015 of 8.91%MFG ratio of tier 1 capital to RWAs at June 30, 2015 of 20.68% > Stable, low-cost funding advantage> Steady dividend policy > Potential for upward trend in earningsHigher/Normalized interest rates Asset diversification with higher yields~90% of deposits are low or no-cost & will remain so in rising ratesLoan & Security yields well positioned to increase with rising rates  META VALUE PROPOSITION  26

         Forward Looking Statements  Meta Financial Group, Inc.®, (“the Company”) and its wholly-owned subsidiary, MetaBank® (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this investor update, in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the risk that the Fort Knox transaction may not occur on a timely basis or at all; the risk that the business of the Bank and Fort Knox may not be combined successfully; the strength of the United States’ economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution; particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31,2014, March 31,2015 and June 30,2015, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.  27

       NASDAQ: CASH